Brighthouse Financial Projected Distributable Earnings Scenarios March 16, 2021 Note: All references to “distributable earnings” within this document are projected. Actual results may differ. See “Note regarding forward-looking statements” on slide 2 for additional information. Exhibit 99.1

Note regarding forward-looking statements This presentation and other oral or written statements that we make from time to time contains information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve substantial risks and uncertainties. We have tried, wherever possible, to identify such statements using words such as “anticipate,” “estimate,” “expect,” “project,” “may,” “will,” “could,” “intend,” “goal,” “target,” “guidance,” “forecast,” “preliminary,” “objective,” “continue,” “aim,” “plan,” “believe” and other words and terms of similar meaning, or that are tied to future periods, in connection with a discussion of future operating or financial performance. In particular, these include, without limitation, statements relating to future actions, prospective services or products, financial projections, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, as well as trends in operating and financial results. In particular, this presentation contains estimates of the impact of various market factors, under certain scenarios, on the projected generation of statutory distributable cash flows from our insurance subsidiaries (referred to as “distributable earnings projections”). Such distributable earnings projections are estimates and are not intended to predict our future results and performance, including the performance of our hedging program. Actual future results may differ from those shown, including as a result of changes in the operating and economic environments and natural variations in experience. The scenarios underlying our distributable earnings projections were selected for illustrative purposes only, are based on a number of assumptions as to the future and do not purport to address all of the many factors that may be relevant. We refer to one of the scenarios included in the distributable earnings projections as the “Base Case Scenario.” The Base Case Scenario is representative of relatively stable future market conditions, growing at rates that have historically been observed in U.S. capital markets. As a result, while the Base Case Scenario may be no more or less probable than any of the other illustrative scenarios, for the purpose of establishing certain financial targets, management utilizes the Base Case Scenario. The distributable earnings projections reflect market returns and interest rates starting from December 31, 2020 and no assurance can be given that future experience will be in line with the assumptions made – see “Risk Factors — Risk Related to Our Business — Our analyses of scenarios and sensitivities that we may utilize in connection with our variable annuity risk management strategies may involve significant estimates based on assumptions and may, therefore, result in material differences from actual outcomes compared to the sensitivities calculated under such scenarios” in our Annual Report on Form 10-K for the year ended December 31, 2020 (the “2020 Form 10-K”). Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining the actual future results of Brighthouse Financial. These statements are based on current expectations and the current economic environment and involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others: differences between actual experience and actuarial assumptions and the effectiveness of our actuarial models; higher risk management costs and exposure to increased market risk due to guarantees within certain of our products; the effectiveness of our variable annuity exposure risk management strategy and the impact of such strategy on volatility in our profitability measures and negative effects on our statutory capital; material differences from actual outcomes compared to the sensitivities calculated under certain scenarios and sensitivities that we may utilize in connection with our variable annuity risk management strategies; the impact of interest rates on our future universal life with secondary guarantees policyholder obligations and net income volatility; the impact of the ongoing worldwide COVID-19 pandemic; the potential material adverse effect of changes in accounting standards, practices or policies applicable to us, including changes in the accounting for long-duration contracts; loss of business and other negative impacts resulting from a downgrade or a potential downgrade in our financial strength or credit ratings; the availability of reinsurance and the ability of the counterparties to our reinsurance or indemnification arrangements to perform their obligations thereunder; heightened competition, including with respect to service, product features, scale, price, actual or perceived financial strength, claims-paying ratings, credit ratings, e-business capabilities and name recognition; our ability to market and distribute our products through distribution channels; any failure of third parties to provide services we need, any failure of the practices and procedures of such third parties and any inability to obtain information or assistance we need from third parties; the ability of our subsidiaries to pay dividends to us, and our ability to pay dividends to our shareholders and repurchase our common stock; the adverse impact on liabilities for policyholder claims as a result of extreme mortality events; the impact of adverse capital and credit market conditions, including with respect to our ability to meet liquidity needs and access capital; the impact of economic conditions in the capital markets and the U.S. and global economy, as well as geo-political or catastrophic events, on our investment portfolio, including on realized and unrealized losses and impairments, net investment spread and net investment income; the impact of events that adversely affect issuers, guarantors or collateral relating to our investments or our derivatives counterparties, on impairments, valuation allowances, reserves, net investment income and changes in unrealized gain or loss positions; the impact of changes in regulation and in supervisory and enforcement policies on our insurance business or other operations; the potential material negative tax impact of potential future tax legislation that could make some of our products less attractive to consumers; the effectiveness of our policies and procedures in managing risk; the loss or disclosure of confidential information, damage to our reputation and impairment of our ability to conduct business effectively as a result of any failure in cyber- or other information security systems; whether all or any portion of the tax consequences of the separation from MetLife, Inc. (“MetLife”) are not as expected, leading to material additional taxes or material adverse consequences to tax attributes that impact us; the uncertainty of the outcome of any disputes with MetLife over tax-related or other matters and agreements or disagreements regarding MetLife’s or our obligations under our other agreements; and other factors described from time to time in documents that we file with the U.S. Securities and Exchange Commission (“SEC”). For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements included and the risks, uncertainties and other factors identified in our 2020 Form 10-K, particularly in the sections entitled “Risk Factors” and “Quantitative and Qualitative Disclosures About Market Risk,” as well as in our other subsequent filings with the SEC. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward- looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law. 2

Key takeaways 3 • Significant level of long-term total company distributable earnings, despite low interest rate environment • Variable annuity (VA) distributable earnings modestly lower than scenarios published on March 5, 2020, adjusted for the $1 billion VA capital release in 2020 related to the de-risking of the VA hedging strategy • Starting point for all scenarios is a 10-year U.S. Treasury yield of 0.93%; current interest rates suggest potential for a higher level of distributable earnings

VA distributable earnings



2021 - 2023
2021 - 2025
$ in billions
$0.9
$2.3
$1.3
$3.0
$0.4
$1.3
$0.3
$0.5
$0.0 $0.0
Base Case
Upside
Lower SA Return
Lower SA Return/Rates
Equity & Rate Shock

Assumptions as of December 31, 2020					
Separate Account (SA) Return	6.5%	9.0%	4.0%	4.0%	(25)% shock to equities, then 6.5% SA return
10-year U.S. Treasury	Mean reversion to 3.0% by 2030	Mean reversion to 3.0% by 2030	Mean reversion to 3.0% by 2030	Forward curve	Drop to 0.5% and increases to 1.1% over 10 years

Brighthouse FINANCIAL® Note: Scenarios assume market returns and interest rates starting from 12/31/2020. Actual results may differ. See "Note regarding forward-looking statements" on slide 2 for additional information.

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Distributable earnings across most scenarios despite the low interest rate environment

Key drivers in distributable earnings compared to 2020 scenarios[1]:

- Interest rates ~100 basis points lower
- VA separate account returns of ~16% in 2020

Comparison of VA distributable earnings, cumulative five-year view

$ in billions Scenario	VA DE, 2021 – 2025 Published March 16, 2021	VA DE, 2020 – 2024[1] Published March 5, 2020
Base Case	2.3	2.6
Upside	3.0	3.3
Lower SA Return	1.3	1.7
Lower SA Return/Rates	0.5	0.5
Equity & Rate Shock	0.0	0.3

Brighthouse FINANCIAL®

Note: See slide 4 for scenario assumptions. Actual results may differ. See "Note regarding forward-looking statements" on slide 2 for additional information.

(1) Amounts published on March 5, 2020, adjusted for the $1 billion VA capital release in 2020 related to the de-risking of the VA hedging strategy.

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$1.3 $0.5 Potential for incremental distributable earnings given recent rise in interest rates $ in billions 6 VA distributable earnings(1), cumulative 2021 – 2025 Lower SA Return/ Rates Lower SA Return Note: The relationship between the change in distributable earnings for every basis point change in interest rates is non-linear. (1) Scenarios assume market returns and interest rates starting from 12/31/2020. Actual results may differ. See “Note regarding forward-looking statements” on slide 2 for additional information. 10-year U.S. Treasury assumption as of year-end: Difference 2020 0.93% 0.93% 2025 1.97% 1.65% (32) bps

Significant long-term total company distributable earnings

Total company distributable earnings[1], cumulative 2021 - 2030



$ in billions
Non-VA & new business
VA
$8 – $10
~35%
~65%
$3.5 – $4.5
~65%
~35%
Base Case
Lower SA Return/Rates

Significant distributable earnings even in persistent low return/rate environment

Note: Scenarios assume market returns and interest rates starting from 12/31/2020. See slide 4 for scenario assumptions. Actual results may differ. See "Note regarding forward-looking statements" on slide 2 for additional information.

(1) Amounts exclude certain regulatory approved cash flows, other than dividends.

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